                                                                   EXHIBIT 10.12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



--------------------------------------------------------------------------------



                        AOL ADVERTISING INSERTION ORDER
                        -------------------------------


                                by and between

                             AMERICA ONLINE, INC.

                                      and

                                STAMPS.COM INC.

                                     Dated

                               December 16, 1998



--------------------------------------------------------------------------------

==============================================
       AOL ADVERTISING INSERTION ORDER                  [LOGO OF AMERICA ONLINE]
==============================================



Contract #:_______________________
AOL Salesperson:__________________
Sales Coordinator:________________             Credit Approval Received
Date:_____________________________

----------------------------------------------------------------------------------------------------------
                                             Advertiser                      Advertising Agency
----------------------------------------------------------------------------------------------------------
           Contact Person                    Doug Walner
----------------------------------------------------------------------------------------------------------
            Company Name                   Stamps.com, Inc.
----------------------------------------------------------------------------------------------------------
          Address - Line 1             2900 31st St., Suite 150
----------------------------------------------------------------------------------------------------------
          Address - Line 2              Santa Monica, CA 90405
----------------------------------------------------------------------------------------------------------
              Phone #                        310-450-1444
----------------------------------------------------------------------------------------------------------
               Fax #
----------------------------------------------------------------------------------------------------------
               Email                       Dwalner@stamps.com
----------------------------------------------------------------------------------------------------------
            SIC Code
--------------------------------------------------------------------------
       Advertiser IAB Category
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                       Billing Information
----------------------------------------------------------------------------------------------------------
  Send Invoices to (choose one):            Advertiser                          [_]  Agency
----------------------------------------------------------------------------------------------------------
  Advertiser or Agency Billing             Same as above
         Contact Person
----------------------------------------------------------------------------------------------------------
           Company Name
----------------------------------------------------------------------------------------------------------
    Billing Address - Line 1
----------------------------------------------------------------------------------------------------------
    Billing Address - Line 2
----------------------------------------------------------------------------------------------------------
        Billing Phone #
----------------------------------------------------------------------------------------------------------
         Billing Fax #
----------------------------------------------------------------------------------------------------------
     Billing Email Address
----------------------------------------------------------------------------------------------------------
     P.O. #, if applicable
----------------------------------------------------------------------------------------------------------

1.  Guaranteed Payments. Advertiser shall make the following payments to AOL:

    a.  [***];
         ---
    b.  [***];
         ---
    c.  [***]; and
         ---
    d.  Subject to the provisions of Section 2 of Exhibit A, [***].
                                                              ---

2. Additional Payments. See Sections 3 and 8 of Exhibit A, and Section 9 of Exhibit E attached hereto.

3.  Late Payments; Wired Payments.  All amounts owed hereunder not paid when due
    -----------------------------
    and payable will bear interest from the date such amounts are due and payable at the prime rate in effect at such time. All payments required hereunder will be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number 323070752 at The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081 (ABA:
    021000021). In the event of nonpayment on any of the dates specified above, Advertiser shall have an additional five (5) business days within which to make such payment and if Advertiser does not make the required payment in such additional five (5) business days, AOL reserves the right to immediately terminate this Insertion Order Agreement with written notice to Advertiser.


--------------------------------------------------------------------------------
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

----------------------------------------------------------------------------------------------------------
  Inventory Type (choose one):       [_] AOL Service only         [_] AOL Affiliate only (e.g. AOL.com)
[_] AOL Service & AOL Affiliate
----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            AOL Service
------------------------------------------------------------------------------------------------------------------------------------
                                                             Inventory
------------------------------------------------------------------------------------------------------------------------------------
  AOL Inventory/Demographic*       Display         Display                     # of Ad Slots        Total          Total
         Purchased                Start Date        Stop         Ad Type        Purchased           Gross       Impressions
                                                    Date                                            Price
------------------------------------------------------------------------------------------------------------------------------------
    PHASE I PROMOTIONS
------------------------------------------------------------------------------------------------------------------------------------
Run of E-mail: Zip Code Area 1      [***]           [***]     Banner Rotation                        [***]           [***]
                                     ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
Run of E-mail: Zip Code Area 2      [***]           [***]     Banner Rotation                        [***]           [***]
                                     ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
Run of E-mail: Zip Code Area 3      [***]           [***]     Banner Rotation                        [***]           [***]
                                     ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
Run of Service: Zip Code Area 1     [***]           [***]     Banner Rotation                        [***]           [***]
                                     ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
Run of Service: Zip Code Area 2     [***]           [***]     Banner Rotation                        [***]           [***]
                                     ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
Run of Service: Zip Code Area 3     [***]           [***]     Banner Rotation                        [***]           [***]
                                     ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
 Computing Download Software:       [***]           [***]     Banner Rotation                        [***]           [***]
     Zip Code Targeted               ---             ---                                              ---             ---
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
    PHASE II PROMOTIONS             [***]           [***]
See Exhibit B attached hereto        ---             ---
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
* Attach completed AOL Demographic                                                  Phase I        $193,000          [***]
       Profile Worksheet                                                          Promotions                          ---
                                                                                    Total:
------------------------------------------------------------------------------------------------------------------------------------

                                      Art
-------------------------------------------------------------------------------
    All necessary artwork and active URL's must be provided by advertiser
                     3 business days prior to start date.

                   Artwork required from Advertiser/Agency:
                   ---------------------------------------

[_] 234x60  IAB Standard /10k Max                     [_] 145x30 Old Standard /10k Max                [_] 120x60 Shopping/10k Max
[_] 175x45 Chat/Mail in-box/10k Max                   [_] 197x40 PF Area/10k Max                      [_] Special_______

                     *  Static banners only, no animation*

Linking URL: The HTTP/URL address to be connected to the Advertisement shall be: http://www.stamps.com, or any other HTTP/URL agreed upon by Advertiser and AOL (the "Affiliated Advertiser Site"). Advertiser shall be responsible for any hosting or communication costs associated with the Affiliated Advertiser Site.

                 Please send artwork and URL to (choose one):

       [_] AOLARTWEST@aol.com                  [_] AOLARTEAST@aol.com
           ------------------                      ------------------

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
                                Advertisement.
--------------------------------------------------------------------------------

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------------------------------------------------
                                                   AOL Affiliate (e.g., AOL.com)
------------------------------------------------------------------------------------------------------------------------------------
                                                             Inventory
------------------------------------------------------------------------------------------------------------------------------------
        AOL Affiliate               Display         Display                     # of Ad Slots        Total          Total
    Inventory/Demographic*           Start           Stop         Ad Type         Purchased          Gross       Impressions
         Purchased                   Date            Date                                            Price
------------------------------------------------------------------------------------------------------------------------------------
    PHASE I PROMOTIONS
------------------------------------------------------------------------------------------------------------------------------------
 Digital City - Market Selection    [***]           [***]          Banner                            [***]           [***]
                                     ---             ---          Rotation                            ---             ---
------------------------------------------------------------------------------------------------------------------------------------
   PHASE II PROMOTIONS              [***]           [***]
See Exhibit B attached hereto        ---             ---
------------------------------------------------------------------------------------------------------------------------------------
                                                                                ----------------------------------------------------
* See attached package description for                                                PHASE I        $7,000          [***]
   any AOL.com package purchases                                                     PROMOTIONS                       ---
                                                                                       TOTAL:
------------------------------------------------------------------------------------------------------------------------------------

                                      Art
-------------------------------------------------------------------------------
    All necessary artwork and active URL's must be provided by advertiser
                     3 business days prior to start date.

                   Artwork required from Advertiser/Agency:
                   ---------------------------------------

[_] 468x60 NF Reviews, Search Terms, My News & Hometown/10k Max/animation OK
[_] 100x70 AOL.com Home Page/3k Max/No animation       [_] 120x60 NF Home Page/2k Max/No animation
[_] 120x60 Shopping/4k Max/No animation                [_] 234x60 NF Kids Only & Hometown/5k Max/animation OK
[_] 120x60 Instant Messenger/7.5k Max/animation OK

Linking URL:  The HTTP/URL address to be connected to the Advertisement shall be the same address as that of the Advertiser Site.

                 Please send artwork and URL to (choose one):

       [_] AOLARTWEST@aol.com                  [_] AOLARTEAST@aol.com
           ------------------                      ------------------

AOL reserves the right to immediately cancel any advertising flight in the event of a material change to the nature or content of the site linked to the
                                Advertisement.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Advertising Purchase Summary
------------------------------------------------------------------------------------------------------------------------------------
                                        Total Price                   Total Impessions                               CPM
------------------------------------------------------------------------------------------------------------------------------------
        AOL Networks                        [***]                           [***]
                                             ---                             ---
---------------------------------------------------------------------------------------------------------
       AOL Affiliate                        [***]                           [***]
                                             ---                             ---
---------------------------------------------------------------------------------------------------------
    Total Purchase Price                    [***]                           [***]                                    [***]
                                             ---                             ---                                      ---
------------------------------------------------------------------------------------------------------------------------------------
    (Less Agency Discount)                   N/A                             N/A
------------------------------------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------
                                     Net Purchase Price               Total Impressions
                                 ---------------------------------------------------------------------------------------------------
                                        $1,900,350                          [***]
                                                                             ---
                                 ---------------------------------------------------------------------------------------------------

The products and/or services to be offered or promoted by Advertiser in the Advertisements are as follows: online postal services (i.e., services associated with the online sale of postage stamps and ancillary products and services related thereto) (the "Advertiser Products").


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4.  Impressions Commitment.  Any guarantees are to impressions (as measured by
    ----------------------
    AOL in accordance with its standard methodologies and protocols), not "click-throughs." In the event there is (or will be in AOL's reasonable judgment) a shortfall in impressions as of the end of a display period (a "Shortfall"), such Shortfall shall not be considered a breach of the Agreement by AOL; instead, AOL will provide Advertiser, as its sole remedy, with "makegood" impressions through advertisement placements on the AOL Service. In connection with the foregoing, AOL shall use reasonable efforts to ensure that any makegood impressions shall be provided to Advertiser through promotions that are comparable in nature to the appropriate type of promotions through which the impressions should have been delivered (e.g., if there is a Shortfall that should have been delivered through Level A Promotions, AOL shall use reasonable efforts to make up such impressions with other Level A Promotions). In the event that AOL is unable to provide makegood impressions through the appropriate comparable promotions, AOL shall provide such impressions through other types of promotions as follows:
    [***] AOL reserves the right to alter Advertiser flight dates to accommodate
     ---
    trafficking needs or other operational needs. In such cases, AOL will make available to Advertiser reasonably equivalent flight(s).

5.  Navigation.  Advertiser shall provide continuous navigational ability for
    -----------
    AOL users to return to an agreed-upon point on the AOL Service (for which AOL shall supply the proper address) from the Affiliated Advertiser Site (e.g., the point on the AOL Service from which the Affiliated Advertiser Site is linked).

6.  Term.  Unless otherwise terminated as provided herein, the term hereof shall
    ----
    begin on the first Display Start Date and shall expire on the last Display Stop Date.


AUTHORIZED SIGNATURES

In order to bind the parties to this Insertion Order Agreement, their duly authorized representatives have signed their names below on the dates indicated. This Agreement (including Exhibits A, B, C, D and E attached hereto and incorporated by reference) shall be binding on both parties when signed on behalf of each party and delivered to the other party (which delivery may be accomplished by facsimile transmission of the signature pages hereto).

AOL                                         ADVERTISER

By:  /S/ David M. Colburn                   By:  /S/ John M. Payne
   ----------------------------------          --------------------------------
(signature)                                 (signature)

Print Name: David M. Colburn                Print Name: John M. Payne
           --------------------------                  ------------------------

Title: SVP Business Affairs                 Title:      Pres/CEO
      -------------------------------             -----------------------------
(Print or Type)                             (Print or Type)

Date: 12/16/98                              Date: 12/15/98



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT A
                                   ---------


1.   Authorization to Conduct Business.  Advertiser hereby represents and
     ---------------------------------
     warrants that it has obtained all necessary permits, licenses or other authorizations from the United States Postal Service (the "USPS") which permits Advertiser to conduct a beta test of the Advertiser Products by advertising and offering for sale the Advertiser Products on the AOL Service during the Phase I Promotions.

2.   Phased Roll-Out of Promotions.  The Advertisements provided hereunder shall
     -----------------------------
     be provided by AOL in accordance with the Insertion Order provided above, subject to the following:

     a. At least three (3) days prior to the Phase I Promotions Display Stop Date, Advertiser shall provide AOL with a written notice which shall contain the following:

          i. a representation by Advertiser that Advertiser has obtained all necessary permits, licenses or other authorizations from the USPS which permits Advertiser to engage in a full scale rollout and sale of the Advertiser Product through the AOL Service (the "USPS Authorization"), and

          ii. an election by Advertiser to receive the Phase II Promotions. Provided, however, that if prior to the end of the Phase I Promotions Advertiser shall receive USPS Authorization to promote and sell the Advertiser Products on a full scale basis through the AOL Service, Advertiser shall provide AOL with a written notice (provided at least two (2) days prior to the date on which Advertiser wishes to begin receiving the Phase II Promotions) (the "Acceleration Notice"), containing (A) the representation required pursuant to Section 2(a)(i) of this Exhibit A, and (B) an election by Advertiser to receive the Phase II Promotions. In such event, the parties hereto shall create a new insertion order which will indicate the new Display Start Date of the Phase II Promotions, which insertion order shall be attached hereto as an Exhibit. Notwithstanding the foregoing, (1) upon receipt of an Acceleration Notice, AOL shall only be obligated to place Advertisements for which Advertiser has already provided the necessary creative art work and related materials to AOL, and which requires less than two (2) days of advance notice to place on the AOL Service; to the extent that any Advertisement required to be placed during the Phase II Promotions shall require more than two (2) days of advance notice to be placed on the AOL Service, AOL shall provide such Advertisements within thirty (30) days after receipt of the Acceleration Notice; (2) AOL shall not be obligated to provide the Phase II Promotions unless and until Advertiser makes the representation required pursuant to Section 2(a)(i) of this Exhibit A; and (3) if Advertiser does not receive the USPS Authorization prior to June 30, 1999, notwithstanding anything otherwise contained herein, either party shall have the right to immediately terminate this Insertion Order Agreement without any further obligation or liability of any kind (other than any liability incurred by either party prior to such date) to the other party on account of such termination. In the event of such termination, Advertiser shall have no further payment obligations under this Insertion Order Agreement other than payment obligations due and payable at the time of termination.

3.   Additional Promotions.
     ---------------------

     a.   Phase I.  During the Phase I Promotions, from time to time, Advertiser
          --------
          shall have the right to purchase up to [***] from AOL subject to the
                                                  ---
          following restrictions:

          i.   Advertiser shall purchase such additional impressions [***]
                                                                      ---
               pursuant to an AOL Insertion Order Agreement entered into by Advertiser and AOL (an "Insertion Order") which will be attached hereto as an exhibit,

          ii. Advertiser shall submit the relevant Insertion Order to AOL at least five (5) days prior to the date on which Advertiser wishes to begin receiving impressions; and

          iii. AOL's obligation to deliver any additional impressions pursuant to this Section 3 shall be subject to the availability of advertising inventory on the AOL Service from which AOL can deliver such additional impressions.

     b.   Phase II.  During the Phase II Promotions, from time to time,
          ---------
          Advertiser shall have the right to purchase up to [***] from AOL
                                                             ---
          subject to the restrictions contained in Section 3(a)(i), (ii) and
          (iii). Notwithstanding the foregoing, in the event that the transaction between AOL and Advertiser which is contemplated under
          Section 9 hereof is not consummated, or if Advertiser expends less than the amounts earmarked for such transactions, Advertiser will use the funds earmarked for such transaction (or any remaining portion thereof) to purchase up to [***] from AOL subject to the provisions of
                                      ---
          Section 3(a)(i), (ii) and (iii).

4.   Product Parity.  Advertiser will ensure that the prices, terms and
     --------------
     conditions for the Advertiser Products in the Affiliated Advertiser Site are no less favorable than the prices, terms and conditions on which the Advertiser Products or substantially similar products are offered by or on behalf of Advertiser through any other distribution channels.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.   Special Offers/Member Benefits. Advertiser will generally promote through
     ------------------------------
     the Affiliated Advertiser Site any special or promotional offers made available by or on behalf of Advertiser through any other distribution channels directed primarily at a consumer audience (i.e., non-corporate customers). Advertiser shall not be required to comply with the foregoing provision if compliance therewith would result in a breach by Advertiser of any contractual arrangements with third parties, and it is understood by the parties that the foregoing shall not prevent Advertiser from providing one time special offers which may not be appropriate for AOL users. In addition, Advertiser shall promote (a) at least [***] to AOL users (the
                                                      ---
     "AOL Special Offers") and (b) at least [***] in connection with the Stamp
                                             ---
     Days Promotions described in Section 10 hereof (the "Stamp Days Promotion Special Offer"). AOL Special Offers made available by Advertiser shall provide a substantial benefit to AOL users as reasonably determined by Advertiser, either by [***]. Advertiser shall have the right to promote
                            ---
     special or promotional offers to AOL users which in addition to the promotion of Advertiser, may promote other third parties; provided that,
     (i) [***], (ii) [***], and (iii) such special or promotional offers shall
          ---         ---
     [***]. Advertiser will provide AOL with reasonable prior notice of the AOL
      ---
     Special Offers and the Stamp Days Promotion Special Offer so that AOL can market the availability of such special offers in the manner AOL deems appropriate in its editorial discretion.

6.   Advertiser Promotion of AOL.  [***] within Advertiser's web sites on the
     ---------------------------    ---
     World Wide Web portion of the Internet that are not co-branded with a third party (each an "Advertiser Web Site"), at AOL's option, Advertiser shall include one of the following (each an "AOL Promo"): (i) [***] to promote
                                                              ---
     such AOL products or services as AOL may designate (for example, the America Online(R) brand service, the CompuServe(R) brand service, the AOL.com site, any of the Digital City services or the AOL Instant Messenger service); or (ii) [***] through which users can obtain promotional
                        ---
     information about AOL products or services designated by AOL and, at AOL's option, download or order the then-current version of client software for such AOL products or services. AOL will provide the creative content to be used in the AOL Promo (including designation of links from such content to other content pages). To the extent Advertiser notifies AOL of reasonable complaints or concerns regarding the AOL Promo or any other content or materials linked thereto or associated therewith ("Objectionable AOL Content"), AOL will, to the extent such Objectionable AOL Content is within AOL's control, use commercially reasonable efforts to respond in good faith to such complaints or concerns. Advertiser shall use reasonable efforts to post (or update, as the case may be) the creative content supplied by AOL within the spaces for the AOL Promos within five days of its receipt of such content from AOL. In the event that AOL elects to serve the AOL Promos to the Advertiser Web Site from an ad server controlled by AOL or its agent, Advertiser shall take all reasonable operational steps necessary to facilitate such ad serving arrangement including, without limitation, inserting HTML code designated by AOL on the pages of the Advertiser Web Site on which the AOL Promos will appear. In addition, in Advertiser's television, radio, print and "out of home" (e.g., buses and billboards) advertisements and in any publications, programs, features or other forms of media over which Advertiser exercises at least partial editorial control, Advertiser will include specific references or mentions (verbally where possible) of the availability of the Affiliated Advertiser Site through the AOL Service, [***] (by way of site name, related company name,
                               ---
     URL or otherwise). Without limiting the generality of the foregoing, (i) Advertiser's listing of the "URL" for any Advertiser Web Site will be accompanied by an equally prominent listing of the "keyword" term on AOL for the Affiliated Advertiser Site (if any) and (ii), Advertiser shall use commercially reasonable efforts to promote any special offers offered on the AOL Service through its offline promotional efforts (e.g., cable and or television advertising buys). In connection with the foregoing, AOL will [***] for any new subscribers to the AOL Service who subscribe to the AOL
      ---
     Service through the AOL Promo.

7.   Functionality of Advertiser Product.  In the event that any Advertiser
     ------------------------------------
     Products (or any software associated therewith) that are promoted and sold through the Advertisements result in a poor user experience for a significant number of AOL users (e.g., poor user interface, incompatible software, unusable software, software which contain bugs or viruses which substantially reduces the usability of the Advertiser Product, or software which does not perform the functions for which it is advertised), and provided that Advertiser does not remedy such poor user experience within [***] after written notice from AOL [***] AOL shall have the right to
      ---                                 ---
     decrease or cease the placement of the Advertisements, and in such event, AOL will be relieved of the proportionate amount of any Advertisement placement commitments made to Advertiser by AOL hereunder corresponding to such decrease in placements), AOL shall have the right to terminate this Insertion Order Agreement upon [***] written notice to Advertiser. In the
                                     ---
     event of such termination, Advertiser shall have no further payment obligations under this Insertion Order Agreement other than payment obligations due and payable at the time of termination.

8.   Distribution of Advertiser Software with AOL Store Fulfillment Packages.
     -----------------------------------------------------------------------
     AOL will facilitate the distribution of the software developed by Advertiser which is necessary for the operation of Advertiser's electronic stamp product and enables end-users to purchase postal services electronically through Advertiser's network (the "Advertiser Software") through a third party package fulfillment distributor (the "Distributor") in accordance with the terms and conditions of the agreement attached hereto as Exhibit D. Advertiser will pay the Distributor up to [***] (the
                                                                     ---
     "Set-Aside Payment") in consideration for the distribution of the Advertiser Software. [***].
                           ---
9.   Distribution of Advertiser Software with AOL 4.0 CD-ROMS. AOL will
     --------------------------------------------------------
     distribute the Advertiser Software of Advertiser in accordance with the provisions of Exhibit E attached hereto.


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

10.  Stamp Days Promotion/Rainman Production.  With respect to the Special
     ---------------------------------------
     Campaign Promotion: Stamp/Postage Days listed on Exhibit B (each a "Stamp Day Promotion" and collectively "Stamp Day Promotions"), AOL will work with Advertiser to create various editorial and programming content related to the Advertiser Products. AOL shall be responsible for the creation of a rainman area (the " Stamp Rainman Area") on the AOL Service to promote Stamp Days. Advertiser shall be responsible for providing AOL with content and promotions to be promoted by AOL during Stamp Days. At Advertiser's option, the Stamp Days promotion may occur over a period of three (3) contiguous days or three (3) separate and unrelated days and Advertiser shall provide AOL with no less than forty five (45) days notice prior to the time that Advertiser wishes to receive the Stamp Days promotion or a Stamp Day promotion. In addition to the Stamp Rainman Area, AOL will program and create at least one other rainman area for Advertiser which will contain such content and promotions as mutually agreed upon by the parties hereto (the "Additional Rainman Area" and together with the Stamp Rainman Area the "Rainman Areas"). AOL will incur the expense of creating the Rainman Areas up to [***]. If the costs associated with the Rainman
                              ---
     Areas exceed [***], Advertiser shall be responsible for such excess
                   ---
     amounts.

11.  Keyword:  Stamps.  AOL will create a "referee" screen in the appropriate
     ----------------
     areas of the AOL Service to which Keyword Stamp or Stamps will link. Such "referee" screen will contain programming created by AOL in its sole discretion, provided that, AOL shall provide Advertiser with a button or link on such screen which will link to the Advertiser Site or any other area agreed upon by the parties and Advertiser shall be the only provider of online postal services (except for specialty or collectible non-electronically issued postage stamp providers) to be provided with a button or link on such "referee" screen. In addition to the foregoing, subject to the provisions hereof, Advertiser shall have the right to use the AOL Keyword Term Stamps.com and [***] additional AOL Keyword Term as mutually
                                  ---
     agreed upon by the parties.



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B
                                   ---------

                              PHASE II PROMOTIONS

                                           Impressions        Percent of         Average CPM          Total Cost
                                                               Carriage
-------------------------------------------------------------------------------------------------------------------
Level A -- Highly Targeted                    [***]             [***]               [***]               [***]
                                               ---               ---                 ---                 ---
Level B - Targeted                            [***]             [***]               [***]               [***]
                                               ---               ---                 ---                 ---
Level C -- Relevant Broad Reach               [***]             [***]               [***]               [***]
                                               ---               ---                 ---                 ---
Campaign Promotion: Stamp Days                [***]             [***]               [***]               [***]
                                               ---               ---                 ---                 ---
-------------------------------------------------------------------------------------------------------------------
Total Campaign                                [***]             [***]               [***]          $1,700,350
                                               ---               ---                 ---
-------------------------------------------------------------------------------------------------------------------

             Level A Promotions                          Type of Promotion
             ------------------                          -------------------

                    AOL Network
                          [***]                          [***]
                           ---                            ---


                        AOL.com
                          [***]
                           ---


                     CompuServe
                     ----------
                          [***]                          [***]
                           ---                            ---


                  Level B Areas
                  -------------

                        AOL.com
                          [***]                          [***]
                           ---                            ---


                   Digital City
                          [***]                          [***]
                           ---                            ---


                  Level C Areas
                  -------------

                    AOL Network
                          [***]                          [***]
                           ---                            ---


                        AOL.com
                          [***]                          [***]
                           ---                            ---


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

    Special Campaign Promotion:
    ---------------------------
     Stamp/Postage Days  (3-day
     --------------------------
                     promotion)
                     ----------
                          Email
                           News
                    AOL Network
Remnant and Promotional Support
                       Vehicles


---------------------------------------------------------------------------
*Subject to Advertiser's compliance with all technical and programming requirements (including quality assurance testing) of AOL.
**Advertiser will only be provided with these Promotions if the Phase II Promotions [***]
            ---
*** List to include: mail, mailing, post, postal, postage, stamp, stamps
---------------------------------------------------------------------------



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
                                   ---------

                 AOL Advertising Standard Terms and Conditions
                 ---------------------------------------------

1.   Advertising Material/Display.  Advertiser acknowledges that the sole
     ----------------------------
     obligation of America Online, Inc. ("AOL") is to display an advertisement or icon (the "Advertisement") from Advertiser which conforms to the specifications set forth in the applicable Insertion Order Agreement which has been executed by AOL and Advertiser (the "Insertion Order," and, collectively with these Standard Terms and Conditions, the "Insertion Order Agreement") through the standard narrowband U.S.-based America Online brand service (excluding any sub-products, sub-services or third party areas which may be offered therein) or such other U.S.-based AOL property as may be expressly described as the site for placement in the Insertion Order (the "AOL Service"). Subject to Advertiser's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to the Advertisements by providing Advertiser with comparable placements of the Advertisements in alternative areas of the AOL Service. AOL reserves the right to redesign or modify the organization, structure, "look and feel" and other elements of the AOL Service (including any redesign of the Workplace Business Services: Postage Category) at its sole discretion at any time without prior notice (a "Redesign"). In the event such modifications will materially and adversely affect the placement of the Advertisement, AOL will work with Advertiser to display the Advertisement in a comparable location and manner that is reasonably satisfactory to Advertiser. Except as expressly provided in the Insertion Order, the specific nature and positioning of the Advertisement will be as determined by AOL in its editorial discretion. Advertiser agrees that AOL has the right to market, display, perform, transmit and promote the Advertisement through the AOL Service and in connection therewith, subject to the terms and conditions hereof, Advertiser hereby grants to AOL a non-exclusive, non-sublicensable (except to an Affiliate of AOL) and non-transferable license to use the names specified by Advertiser from time to time which Advertiser shall have a legal right to use (the "Advertiser Marks") in the Advertisements and in connection with the advertising, marketing and promotion of the Advertiser Products on the AOL Service. Additionally, AOL shall have the right to use the Advertiser Marks in connection with the distribution of the Advertiser Software in accordance with Exhibit E. AOL hereby acknowledges and agrees that (i) except as set forth herein, AOL has no rights, title or interest in or to the Advertiser Marks, (ii) AOL shall not challenge Advertiser's exclusive rights in and to the Advertiser Marks,
     (iii) AOL shall not apply for registration of the Advertiser Marks anywhere in the world, (iv) AOL shall not alter any of the Advertiser Marks in any way and shall use the Advertiser Marks exactly as provided by Advertiser,
     (v) the use by AOL of the Advertiser Marks shall inure to the benefit of Advertiser with respect to Advertiser's rights and ownership in and to the Advertiser Marks, and (vi) Advertiser reserves all rights not expressly granted to AOL hereunder in connection with the Advertiser Marks. AOL shall use reasonable efforts to notify Advertiser promptly of any infringement of any copyrights, trademarks, or other intellectual property or proprietary rights relating to the Advertiser Software of which AOL is aware. Advertiser may, in its sole discretion, take or not take whatever action it believes is appropriate in connection with any such infringement. In the event that AOL intends to use an Advertiser Mark in a manner which was not previously approved by Advertiser, AOL shall provide notice to Advertiser of its intended use of such Advertiser Mark, Advertiser shall then have three (3) business days to respond to AOL's proposed use of such Advertiser Mark, and if Advertiser does not respond in such three (3) day period, AOL's use of such Advertiser Mark shall be deemed approved. Additionally, Advertiser agrees that users of the AOL Service have the right to access and use the Advertisement together with any content or materials linked to the Advertisement (the "Advertiser Content"). The Advertiser Content (a) shall not offer or promote any other products and/or services other than those expressly provided for in the relevant Insertion Order, (b) will link only to the site specified on the Insertion Order and (c) shall not (1) disparage AOL; (2) promote any product or service which is reasonably competitive with one or more of the principal products or services offered through AOL's products and services (other than the Advertiser Products) ("Competitive Products") on any page of the Affiliated Advertiser Site which is directly linked to the AOL Service; (3) be in contravention of AOL's generally applicable advertising standards and practices, as such may be modified by AOL from time to time; or (d) violate any applicable law, regulation or third party right (including, without limitation, any copyright, trademark, patent or other proprietary right). Additionally, Advertiser shall consistently update the Advertiser Content and will review, delete, edit, create, update and otherwise manage such content in accordance with the terms of this Insertion Order Agreement. In no event shall the Advertisement or the linked area state or imply that (i) the Advertisement was placed by AOL or (ii) that AOL endorses Advertiser's products or services. To the extent AOL notifies Advertiser of reasonable complaints or concerns (e.g., from an AOL member) regarding the Advertiser Content or any other content or materials linked thereto or associated therewith ("Objectionable Content"), Advertiser will, to the extent such Objectionable Content is within Advertiser's control, use commercially reasonable efforts to respond in good faith to such complaints or concerns. AOL may alter or shorten the flight dates set forth in the Insertion Order if advertising materials required per the Insertion Order are not provided in a timely manner, and Advertiser shall not be entitled to any refund or proration for delays caused by Advertiser's failure to deliver such materials.

2.   Operations. Unless expressly provided for elsewhere in this Insertion Order
     -----------
     Agreement, AOL will have no obligation to provide any creative, design, technical or production services to Advertiser ("Services"). Delivery by AOL of any such Services shall be subject to (i) AOL's availability to perform the requested work, (ii) execution by both parties of a separate work order specifically outlining the Services to be provided and the fees to be paid by Advertiser for such Services and (iii) payment in advance by Advertiser of such fees. Advertiser will ensure that the Advertiser Content and the site linked to the Advertiser Content are in compliance with AOL's then-current, generally applicable technical standards and will take all reasonable steps necessary to conform the Advertiser Content to the then-existing technologies identified by AOL which are optimized for the AOL Service (including, without limitation, any "quick checkout" tool which AOL may implement to facilitate purchase of products by AOL users). In the event that the Advertiser Content or the site linked to the Advertiser Content fails to comply with AOL's generally applicable technical standards, AOL shall have the right to cease or decrease the placement of the Advertisements, and if Advertiser is unable to cure such non-compliance within five business days after notice from AOL, AOL shall have the right to terminate this Insertion Order Agreement. Additionally, AOL will be entitled to discontinue links to Advertiser Content to the extent such Advertiser Content will, in AOL's good faith judgment, adversely affect the operations of the AOL Service. Advertiser will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer support associated with any products or services offered, sold or licensed through Advertiser's site, and AOL will have no obligations whatsoever with respect thereto. Advertiser will take all steps necessary to ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Advertiser Content complies with all applicable federal, state and local laws and regulations.

3.   Search Terms/Keywords.  To the extent Advertiser is purchasing an
     ----------------------
     Advertisement related to an Internet-based "search" term, Advertiser represents and warrants that Advertiser has the legal rights necessary to utilize such search term in connection with the Advertisement. Any "keyword" terms for navigation from within the proprietary America Online brand service ("AOL Keyword Terms") (as contrasted to Internet-based search terms) which may be made available to Advertiser shall be (i) subject to availability and (ii) limited to the combination of the keyword modifier combined with a registered trademark of Advertiser. AOL reserves the right to revoke at any time Advertiser's use of any AOL Keyword Terms which do not incorporate registered trademarks of Advertiser. Advertiser acknowledges that its utilization of any AOL Keyword Term will not create in it, nor will it represent it has, any right, title or interest in or to such AOL Keyword Term, other than the right, title and interest Advertiser holds in Advertiser's registered trademark independent of the AOL Keyword Term.

4.   Payment; Cancellation.  Advertiser agrees to pay AOL for all advertising
     ---------------------
     displayed in accordance with the agreed upon amounts and billing schedule shown on the relevant Insertion Order. Advertising packages are nonrefundable or proratable except to the extent otherwise expressly contemplated hereunder. Should AOL fail to display the Advertisements in accordance with the Insertion Order due to Advertiser's failure to comply with any requirement of the Insertion Order or this Insertion Order Agreement, Advertiser will remain liable for the full amount indicated on the Insertion Order. In the event of a Redesign, if AOL and Advertiser cannot reach agreement on a substitute placement, Advertiser shall have the right to cancel the Advertisement upon thirty (30) days advance written notice to AOL. In such case, Advertiser will only be responsible for the pro-rata portion of payments attributable to the period from the commencement of the Insertion Order Agreement through the effectiveness of such cancellation (the "Pro Rata Payments"). AOL reserves the right to cancel and remove at any time any Advertisement in the event that AOL reasonably and in good faith believes that further display of the Advertisement will expose AOL to liability or other adverse consequences. In the event of such a cancellation, Advertiser will only be responsible for the Pro-Rata Payments. Advertiser may not resell, trade, exchange, barter or broker to any third-party any advertising space which is the subject of this Insertion Order Agreement.

5.   Usage Data.  AOL will provide Advertiser with usage information related to
     ----------
     the Advertisement in substance and form determined by AOL, consistent with its then-standard reporting practices. Advertiser may not distribute or disclose usage information to any third party without AOL's prior written consent. Additionally, AOL will not disclose usage information to a third party in a manner which connects Advertiser to such usage information.

6. Each party acknowledges that Confidential Information may be disclosed to the other party during the course of this Insertion Order Agreement. Each party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Insertion Order Agreement, and for a period of three years following expiration or termination of this Insertion Order Agreement, to prevent the duplication or disclosure of Confidential Information of the other party, other than by or to its employees or agents who must have access to such Confidential Information to perform such party's obligations hereunder, who will each agree to comply with this
     Section 6. Notwithstanding the foregoing, either party may issue a press release or other disclosure containing Confidential Information without the consent of the other party, to the extent such press release or disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing party will provide at least five (5) business days prior written notice of such proposed disclosure to the other party. Further, in the event such disclosure is required of either party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such party will (i) redact mutually agreed-upon portions of this Insertion Order Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Insertion Order Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. For the purposes hereof, "Confidential Information" shall mean any information relating to or disclosed in the course of the Insertion Order Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing party, including, but not limited to, the material terms of this Insertion Order Agreement, information about AOL users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to the receiving party and which the receiving party has a reasonable basis to believe it may use or disclose without restriction, (b) independently developed by the receiving party, (c) disclosed in published materials except as disclosed by the receiving party in breach of this
     Section 6, (d) generally known to the public except as disclosed by the receiving party in breach of this Section 6, or (e) lawfully obtained from any third party without restriction.

7.   Limitation of Liability; Disclaimer; Indemnification.
     ----------------------------------------------------

     (A) EXCEPT AS PROVIDED IN SECTION 7(C)(I)(A) AND SECTION 7(C)(II)(A) BELOW, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY ASPECT OF THE ADVERTISING RELATIONSHIP PROVIDED FOR HEREIN. EXCEPT AS PROVIDED IN SECTION 7(C) LIABILITY ARISING UNDER THIS INSERTION ORDER AGREEMENT WILL BE LIMITED TO DIRECT, OBJECTIVELY MEASURABLE DAMAGES, AND THE MAXIMUM LIABILITY OF ONE PARTY TO THE OTHER PARTY FOR ANY CLAIMS ARISING IN CONNECTION WITH THIS INSERTION ORDER AGREEMENT WILL NOT EXCEED THE AGGREGATE AMOUNT TO BE PAID BY ADVERTISER DURING THE YEAR IN WHICH THE LIABILITY ACCRUES.
     (B)(I)(A) AOL MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL SERVICE OR ANY PORTION THEREOF, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE; WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING (1) THE NUMBER OF PERSONS WHO WILL ACCESS THE ADVERTISER CONTENT OR "CLICK-THROUGH" THE ADVERTISEMENTS, (2) ANY BENEFIT ADVERTISER MIGHT OBTAIN FROM INCLUDING THE ADVERTISEMENT WITHIN THE AOL SERVICE AND (3) THE FUNCTIONALITY, PERFORMANCE OR OPERATION OF THE AOL SERVICE WITH RESPECT TO THE ADVERTISEMENTS, AND (B) EXCEPT AS SPECIFICALLY PROVIDED IN CLAUSE II BELOW, ADVERTISER MAKES NO AND HEREBY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.
     (II) Advertiser warrants to AOL that the Advertiser Software will, under normal use, conform to the limited warranty contained in the Software License Agreement (as defined in Exhibit E) applicable to the Advertiser Software during the warranty period set forth in such Software License Agreement (the "Warranty Period"). The foregoing warranty will apply only to the version of the Advertiser Software distributed by AOL in accordance with Exhibit E. If a Customer (as defined in Exhibit E) contacts Advertiser during the Warranty Period claiming a breach of the warranty set forth in the Software License Agreement provided with the Advertiser Software distributed by AOL in accordance with Exhibit E, Advertiser will use reasonable efforts to resolve the claim directly with such Customer by correcting or replacing such Advertiser Software. If a Customer contacts AOL during the Warranty Period claiming any such breach of warranty, AOL will use reasonable efforts to promptly refer the matter to Advertiser.
     (C) (i) Advertiser hereby agrees to indemnify, defend and hold harmless AOL and the officers, directors, agents, affiliates, distributors, franchises and employees of AOL from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that may at any time be incurred by any of them by reason of any claims, suits or proceedings to the extent such claims, suits or proceedings arise out of or are related to: (a) third party claims (1) for libel, defamation, violation of right of privacy or publicity, copyright infringement, trademark infringement or other infringement of any third party right, fraud, false advertising, misrepresentation, product liability or violation of any law, statute, ordinance, rule or regulation throughout the world in connection with the Advertisements or Advertiser Content provided by Advertiser to AOL hereunder or in connection with the Advertiser Software distributed by AOL hereunder (collectively referred to as the "Advertiser Rights Violations"); provided, however, that Advertiser shall have no such indemnification obligation to the extent that any alleged Advertiser Rights Violation arises from or in connection with any (x) modification or other alteration of any Advertisement or Advertiser Content provided to AOL by Advertiser hereunder, without Advertiser's prior approval, (y) (i) use of any Advertisement or Advertising Content other than in a manner specified hereunder or authorized by Advertiser (ii) claim based upon the combination of the Advertisement, the Advertising Content, or the Advertiser Software with other content, software technology or materials which Advertiser has not approved, or (z) (i) any Advertiser Software that has been modified by AOL without the prior consent of Advertiser, (ii) use of the Advertiser Software by AOL in a manner which is beyond the scope of the license granted to it by Advertiser pursuant to Exhibit E, (iii) AOL's use of the Advertiser Software after notice from Advertiser of infringement or misappropriation ((i) (ii) and (iii) collectively the "Advertiser Software Exceptions"); (2) any material breach by Advertiser of any duty, representation or warranty under this Insertion Order Agreement; or (3) any contaminated file, virus, worm or Trojan horse originating solely from the Advertisements or Advertiser Content, or (4) solely arising out of or in connection with the ability of the Advertiser Software distributed by AOL hereunder to process calendar date values, including but not limited to, calendar date values from January 1, 1999 through or beyond January 1, 2000, and in processing such calendar values, to operate in accordance with the procured system documentation or whether any or all data fields for calendar date values and data are four digit fields capable of indicating century and millennium or addressing leap years correctly, and (b) any contaminated file, virus, worm or Trojan horse originating solely from the Advertisements or Advertiser Content.
     (ii) AOL hereby agrees to indemnify, defend and hold harmless Advertiser and the officers, directors, agents, affiliates, distributors, franchises and employees of Advertiser from and against all claims, actions, liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) that may at any time be incurred by any of them by reason of any claims, suits or proceedings to the extent such claims, suits or proceedings arise out of or are related to: (a) third party claims: (1) for libel, defamation, violation of right of privacy or publicity, copyright infringement, trademark infringement or other infringement of any third party right, fraud, false advertising, misrepresentation, product liability or violation of any law, statute, ordinance, rule or regulation throughout the world in connection with the AOL Promos or content provided by AOL to Advertiser hereunder (collectively referred to as the "AOL Rights Violations"); provided, however, that AOL shall have no such indemnification obligation to the extent that any alleged AOL Rights Violation arises from any (x) modification or other alteration of any AOL Promo or AOL Promo content provided to Advertiser by AOL, without AOL's prior approval, or (y) (i) use of such AOL Promo or AOL Promo content other than in a manner specified hereunder or authorized by AOL, or (ii) claim based upon the combination of the AOL Promo or AOL Promo content with other content, software technology or materials which AOL has not approved; (2) any infringement of any patent or other intellectual property right which results from the Advertiser Software Exceptions, (3) AOL's grant of a warranty to any Customer which exceeds the limited warranty provided by Advertiser above, and (4) any material breach by AOL of any duty, representation or warranty under this Insertion Order Agreement, and (b) AOL's failure to comply with all applicable laws, regulations, authorizations and rules related to the export or re-export of any technical data or online postal services.
     (iii) Each party (the "Indemnitee") will promptly notify the other party (the "Indemnitor") of any claim, action or demand (an "Action") for which indemnity is claimed, permit the Indemnitor to have sole authority to defend and/or negotiate a settlement of such Action, with counsel of the Indemnitor's choice and reasonably acceptable to the Indemnitee, and provide reasonable assistance and cooperation to the Indemnitor in the investigation, defense and settlement of such Action at the Indemnitor's expense. The Indemnitee shall be entitled to participate fully in the defense of any Action at its own expense with counsel of its choice. The Indemnitor shall have no obligation for any settlement that the Indemnitor does not approve in writing; provided that the Indemnitor shall not, without the Indemnitee's prior written consent, enter into any settlement or compromise that would impose any obligation upon the Indemnitee, impair the rights of the Indemnitee or require the Indemnitee to pay any amount. This section will survive the completion, expiration, termination or cancellation of this Insertion Order Agreement.

8.   Solicitation.
     ------------
     (a) Advertiser will not send unsolicited, commercial e-mail (i.e., "spam") through or into AOL's products or services, absent a prior business relationship, and will comply with any other standard AOL policies and limitations relating to distribution of bulk e-mail solicitations or communications through or into AOL's products or services (including, without limitation, the requirement that Advertiser provide a prominent and easy means for the recipient to "opt-out" of receiving any future commercial e-mail communications from Advertiser. Advertiser will not use the Advertisement or any other aspect of AOL's products or services to promote or solicit on behalf of a Competitive Product.
     (b) Advertiser shall ensure that its collection, use and disclosure of information obtained from AOL members under this Insertion Order Agreement ("Member Information") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of Advertiser's site, Advertiser's standard privacy policies so long as such policies are prominently published on the site and provide adequate notice, disclosure and choice to users regarding Advertiser's collection, use and disclosure of user information).
     (c) Advertiser shall ensure that each request of Member Information shall clearly and conspicuously specify to the AOL members at issue the purpose for which the Member Information collected by Advertiser shall be used (the "Specified Purpose"). Advertiser shall limit use of the Member Information to the Specified Purpose. In the case of AOL members who purchase products or services from Advertiser, Advertiser will be entitled to incorporate such members into Advertiser's aggregate lists of customers; provided that Advertiser shall in no way: (i) disclose Member Information in a manner that identifies AOL members as end-users of an AOL product or service (or in any other manner that could reasonably be expected to facilitate use of such information by or on behalf of a Competitive Product); or (ii) otherwise use such Member Information in connection with marketing of a Competitive Product. This section shall survive the completion, expiration, termination or cancellation of this Insertion Order Agreement.

9.   Miscellaneous. The parties to this Insertion Order Agreement are
     -------------
     independent contractors. Neither party is an agent, representative or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. The failure of either party to insist upon or enforce strict performance by the other party of any provision of this Insertion Order Agreement or to exercise any right under this Insertion Order Agreement shall not be construed as a waiver or relinquishment to any extent of such party's right to assert or rely upon any such provision or right in that or any other instance. Except where otherwise specified herein or in the Insertion Order, the rights and remedies granted to a party under this Insertion Order Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity. Advertiser shall not (i) issue any press releases or public statements concerning the existence or terms of this Insertion Order Agreement or (ii) use, display or modify AOL's trademarks in any manner absent AOL's express prior written approval. Either party may terminate this Insertion Order Agreement (a) at any time with written notice to the other party in the event of a material breach of this Insertion Order Agreement by the other party, which remains uncured after thirty days written notice thereof; (b) immediately following written notice to the other party if the other party (1) ceases to do business in the normal course, (2) becomes or is declared insolvent or bankrupt, (3) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days, or (4) makes an assignment for the benefit of creditors. Additionally, in the event of a change of control of Advertiser which results in control of more than 50% of the equity securities of Advertiser or the power to vote for the election of directors or other governing authority of Advertiser by an AOL Competitor , AOL may terminate this Insertion Order Agreement by providing forty five (45) days prior written notice of such intent to terminate. For the purposes hereof, an "AOL Competitor" shall be any entity listed on Exhibit F attached hereto; provided, however, that from time to time AOL shall have the right to add to such list as reasonably determined by AOL, provided that AOL may add to such list no more than once every three months. Notwithstanding the foregoing, to the extent that Advertiser can demonstrate to AOL's reasonable satisfaction that Advertiser is engaged in negotiations with any third party that is not listed on Exhibit F, which negotiations would result in a change of control of Advertiser as provided herein, AOL shall not have the right to add such third party to the list after Advertiser has so reasonably demonstrated to AOL that Advertiser is in negotiations with such third party. This Insertion Order Agreement sets forth the entire agreement between Advertiser and AOL, and supersedes any and all prior agreements of AOL or Advertiser with respect to the transactions set forth herein. No change, amendment or modification of any provision of this Insertion Order Agreement shall be valid unless set forth in a written instrument signed by the party subject to enforcement of such amendment. Advertiser shall not assign this Insertion Order Agreement or any right, interest or benefit under this Insertion Order Agreement without the prior written consent of AOL. Assumption of the Insertion Order Agreement by any successor to Advertiser (including, without limitation, by way of merger or consolidation) shall be subject to AOL's prior written approval. Subject to the foregoing, this Insertion Order Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In the event that any provision of this Insertion Order Agreement is held invalid by a court with jurisdiction over the Parties to this Insertion Order Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law and (ii) the remaining terms, provisions, covenants and restrictions of this Insertion Order Agreement shall remain in full force and effect. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized. This Insertion Order Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Except with respect to any claims brought by Advertiser in connection with Exhibit E or with respect to the AOL Promos, this Insertion Order Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia, except for its conflicts of laws principles. Except as otherwise provided herein, Advertiser hereby irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia in connection with any action arising under this Insertion Order Agreement. With respect to any claims brought by Advertiser in connection with Exhibit E or with respect to the AOL Promos, such claims will be interpreted and enforced in accordance with the laws of the State of California and AOL hereby consents to the exclusive jurisdiction of the courts of the State of California and the federal courts situated in the State of California in connection with any claim brought by Advertiser in connection with Exhibit E or with respect to the AOL Promos.

                                   EXHIBIT D
                                   ---------


                                 AOL TO PROVIDE
                                 --------------

MILLARD GROUP                              PACKAGE INSERT INSTRUCTIONS
---- inc.----
10 VOSE FARM ROAD.PO BOX 890               ORDER DATE:     12/10/98
PETERBOROUGH HN 03458-0890
______________________________             OUR ORDER #:    E4318-24

                                           OFFER:          STAMPS

MAILER:  82820   STAMPS.COM                KEY CODE:       TO FOLLOW

CLIENT:  82820   STAMPS.COM                CLIENT P.O. #   (AOL PIP TO FOLLOW)
                 ATTN:  FRANK PITELLI
                 2900 31ST STREET
                 SUITE 150
                 SANTA MONICA, CA  90405

OWNER:   03746   AMERICA ONLINE
                 ATTN:  COLEEN SILVERMAN   WANTED-BY:      [***]
                 22000 AOL WAY                              ---
                 DULLES, VA  20166         MAIL DATE:      [***]
                                                            ---
LIST:    80277   AMERICA ONLINE P.I.P.

SELECTS:          [***]                    BASE PRICE:     [***]
                   ---                                      ---

QUANTITY:         [***]
                   ---

MATERIAL:         [***]
                   ---

                                           THIS ORDER IS A TEST

SHIP-TO:          TO FOLLOW


LABEL-ID:                                  VIA:            PREPAID

                                           CONTACT:    KATE ROBBINS X295
                                                       603-924-9262

______________________________SPECIAL INSTRUCTIONS_____________________________

THIS OFFER WAS PREVIOUSLY APPROVED VIA LAST CLEARANCE.
               ***PAYMENT IS DUE 30 DAYS FROM INVOICE DATE. ***
INSERTS MUST ARRIVE NO LATER THAN [***].
                                   ---
CLEARLY MARK CARTONS WITH QTY. PER CARTON, KEYCODE, AND PROGRAM NAME/DATE. MILLARD GROUP, INC. NOR PROGRAM OWNER CAN GUARANTEE EXACT INSERTION DATES OR QUANTITIES.
MAILER IS RESPONSIBLE FOR A [***] CANCELLATION FEE ON ALL CANCELLED ORDERS.
                             ---
ORDERS CANCELLED WITHIN 90 DAYS OF MAIL DATE WILL INCUR FULL CHARGES. **PLEASE REVIEW AND COMPLY WITH THE ATTACHED SHIPPING INSTRUCTIONS** ***APPROVAL UPON RECEIPT OF ACTUAL SAMPLE***
****ORDER APPROVAL TO BE DETERMINED BY CREDIT & COLLECTIONS****
PRICING MUST BE FINALIZED [***]
                           ---
**PIP AGREEMENT MUST BE SIGNED PRIOR TO FINAL ORDER APPROVAL**

[***]Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


 TEL:603-924-9262 LM FAX:603-924-8420 BROK:603-924-7810 AM/DIRECT:603-924-3019
PLEASE READ CAREFULLY THE LIST RENTAL TERMS AND CONDITIONS ON THE REVERSE SIDE.

MILLARD GROUP                                 *****************************
                                              ***         REVISION      ***
-----inc.----                                 *****************************
10 VOSE FARM ROAD.PO BOX 890
PETERBOROUGH HN 03458-0890                    ORDER DATE:          12/10/98
____________________________
                                              OUR ORDER #:         E4318-24

MAILER:   82820   STAMPS.COM                  OFFER:               STAMPS

CLIENT:   82820   STAMPS.COM
                  ATTN:  FRANK PITELLI
                  2900 31ST STREET            CLIENT P. O. #       TO FOLLOW
                  SUITE 150
                  SANTA MONICA, CA 90405

OWNER:    03746   AMERICA ONLINE
                  ATTN:  COLEEN SILVERMAN
                  22000 AOL WAY
                  DULLES, VA  20166

LIST:     80277   AMERICA ONLINE P.I.P.       MAIL DATE:            [***]
                                                                     ---

SELECTS:          [***]
                   ---











                                              CONTACT:  KATE ROBBINS X295
                                                        603-924-9262

__________________________REVISION INSTRUCTIONS___12/14/98_____________________

PLEASE NOTE:  THE BASE RATE WILL BE BETWEEN [***] ON THIS ORDER.
                                             ---
THIS PRICE WILL BE DETERMINED AT A LATER DATE.



[***]Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.


 TEL:603-924-9262 LM FAX:603-924-8420 BROK:603-924-7810 AM/DIRECT:603-924-3019
PLEASE READ CAREFULLY THE LIST RENTAL TERMS AND CONDITIONS ON THE REVERSE SIDE.

                                   EXHIBIT E
                                   ---------

             ADVERTISER SOFTWARE DISTRIBUTION TERMS AND CONDITIONS
             -----------------------------------------------------


1.   Terms and Conditions.  The following terms and conditions shall govern the
     --------------------
     distribution by AOL of the advertiser software.

2.   Definitions.  As used in this Exhibit E, the following terms shall have the
     -----------
     following meanings:

     "Affiliate" shall mean an entity in which AOL holds at least a nineteen
      ---------
     percent (19%) equity interest.
     "AOL Client" shall mean the object code form of the client software for
      ----------
     Win16, Win32 and Mac developed and distributed by AOL that enables end-users to subscribe to, access and use the AOL Service, and upgrades thereto.
     "Authorized Testing Service" shall mean any third-party person or entity
      --------------------------
     designated in writing by AOL, in its sole discretion, to offer support and quality assurance services relating to interoperability of third party products with the AOL Client and the AOL Service.
     "Commerce Customer" shall mean any Customer of Advertiser acquired through
      -----------------
     the distribution of the Advertiser Software by AOL as provided hereunder and who purchases the Advertiser Product at least two times.
     "Customer" shall mean end-user customers of the Advertiser Software.
      --------
     "Documentation" shall mean the documentation provided to AOL by Advertiser
      -------------
     for use with the Advertiser Software.
     "Software License Agreement" shall mean Advertiser's standard software
      --------------------------
     license agreement between Advertiser and Customers, as provided by Advertiser to AOL for inclusion with the Advertiser Software.

3.   License Grant.  Subject to all the terms and conditions of this Insertion
     -------------
     Order Agreement, Advertiser hereby grants to AOL and its Affiliates a worldwide, non-exclusive, non-transferable, royalty-free license to use, reproduce, market, promote and distribute to end users through its usual and customary channels of distribution, solely to the limited extent and for the express purposes stated herein, the Advertiser Software in object code form, through CD-ROMs any other physical media containing the AOL client.

4.   Copying/Reverse Engineering.  AOL agrees not to (i) disassemble, decompile
     ---------------------------
     or otherwise reverse engineer the Advertiser Software or otherwise attempt to learn the source code, structure, algorithms or ideas underlying the Advertiser Software, (ii) take any action contrary to Advertiser's Software License Agreement, except as expressly and unambiguously agreed upon by Advertiser, (iii) alter or modify the Advertiser Software except as agreed upon by Advertiser, (iv) attempt to disable any security devices or codes incorporated in the Advertiser Software, or (v) allow or assist others to do any of the foregoing.

5.   Advertiser's Obligations.
     ------------------------

     (i)   Certification Requirements. AOL shall provide to Advertiser a
           --------------------------
           written copy of, and Advertiser shall comply with, all quality assurance and testing requirements for the Advertiser Software to be distributed by AOL hereunder, as may be reasonably amended by AOL from time to time, and together with any other reasonable quality assurance and testing requirements delivered by AOL in writing (including amendments) to Advertiser, the ("Certification Requirements").

     (ii)  Support and Quality Assurance by the Authorized Testing Service.  The
           ---------------------------------------------------------------
           Authorized Testing Service shall provide support and quality assurance testing with respect to the Advertiser Software and interoperability of such products with the AOL Client and the AOL Service. Support and quality assurance testing shall be provided on terms and conditions to be worked out between Advertiser and the Authorized Testing Service and at Advertiser's expense. In connection with the foregoing, Advertiser shall deliver a master copy of the Advertiser Software in object code form, along with any required Documentation to the Authorized Testing Service and AOL no later than [***]. The Authorized Testing Service shall perform quality assurance
            ---
           testing on the Advertiser Products in accordance with the Certification Requirements. If and when the Authorized Testing Service determines that any such product meets the relevant Certification Requirements, the Authorized Testing Service shall then certify in writing that such product is a "Complying Product". AOL shall use commercially reasonable efforts, if and to the extent within its control and consistent with the purposes hereof, to help expedite such testing processes by the Authorized Testing Service.

     (iii) AOL Release Approval. AOL shall have the right to inspect the
           --------------------
           Complying Product prior to commercial production or public release by AOL under this Agreement. AOL shall, in its discretion (but based upon commercially reasonable factors (including without limitation a change of control of Advertiser, or technical or operational problems or incompatibilities), provide notice of approval or rejection within fifteen (15) business days of receiving certification from the Authorized Testing Service that such product is a Complying Product together with a copy of the Complying Product.


[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

           AOL shall have no obligation to distribute any copy of the Advertiser Software that has not first obtained release approval from AOL. The parties may negotiate in good faith to cure any circumstance or issue causing AOL to so reject, provided that if AOL does not approve release pursuant to this Section 5(iii), then AOL shall refund to Advertiser any payments made by Advertiser to AOL pursuant to Section 9(i) of this Exhibit E.

     (iv)  Re-certification Requirements.  Revisions of copies of the Advertiser
           -----------------------------
           Software that have previously been certified by the Authorized Testing Service must be re-certified. For purposes of this provision, a "revision" is defined as any version of a Complying Product that contains programming code that differs materially from the Complying Product. Without limiting the foregoing, revisions include maintenance updates, patches, fixes, and new releases of a Complying Product. Revisions to a Complying Product shall be re-certified according to the Certification Requirements, unless AOL or the Authorized Testing Service first provides to Advertiser in writing a list of "Re-Certification Requirements," if any, in which case such Re-Certification Requirements shall apply.

6.   AOL's Distribution Obligations.  Subject to the provisions of Section 5
     ------------------------------
     of this Exhibit E, and provided that Advertiser is otherwise in compliance with the provisions of this Insertion Order Agreement, AOL shall distribute the Advertiser Software with a minimum number of [***] AOL 4.0 CD-ROMs
                                                       ---
     containing the AOL Client which is sent by AOL in direct marketing programs to prospective AOL customers during the period commencing on [***]
                                                                            ---
     (the "Distribution Period");provided however, that (i) AOL shall have the right to continue distribution of the Advertiser Software after the Distribution Period has ended subject to the terms and conditions hereof and (ii) if Advertiser shall not have delivered a master copy of the Advertiser Software to the authorized testing service and AOL by May 15, 1999, then AOL shall no longer be obligated to distribute the Advertiser Software with a minimum number of [***] AOL 4.0 CD-ROMs, and in such
                                        ---
     event, AOL `s sole obligation will be to distribute the Advertiser Software during the period commencing on the date on which the Advertiser Software becomes a complying product and ending at the end of the Distribution Period. When the end-user installs the AOL Client on the end-user's system, the Advertiser Software installation program will be automatically copied onto the end-user's hard drive, and the end-user will be presented with the opportunity to install the Advertiser Software. AOL will distribute the Advertiser Software together with, and subject to, the terms of the Software License Agreement furnished by Advertiser. Notwithstanding the foregoing, (i) once AOL begins distribution of the advertiser software, AOL shall not be obligated to distribute any updates or upgrades to the Advertiser Software, and (ii) AOL reserves the right, in the event of technical problems or incompatibilities (e.g., new "bugs"), excessive usage, or other situations which may adversely affect the user experience or AOL's costs (collectively, an "Adverse User Situation"), not to include any Advertiser Software on such CD-ROMs (a "Pull"); provided however that, in the event of a Pull, AOL shall deliver written notice thereof to Advertiser within five (5) business days of such Pull. A Pull will remain in effect as long as any Adverse User Situation remains, in AOL's reasonable discretion. If such Adverse User Situation is not cured to AOL's reasonable satisfaction within thirty (30) days from such notice, then AOL's obligations hereunder shall terminate, and Advertiser shall not be obligated to make any further payments under section 9(i) hereof.

7.   Distribution Requirements.  End-users who install the Advertiser Software
     -------------------------
     distributed pursuant to this will be prompted to send an electronic registration to Advertiser the first time they attempt to use the Advertiser Software via the end-user system on which the Advertiser Software is installed. During such electronic registration, Advertiser shall create a process by which such end-user will be identified as a user obtained through the 4.0 CD-ROMs distributed by AOL hereunder. AOL agrees not to interfere with, obfuscate, remove or alter any of the automatic installation mechanisms, electronic registration mechanisms, or patent, copyright or other proprietary rights notices included in the Advertiser Software provided by Advertiser to AOL. AOL's obligations under this
     Section 7 shall be contingent upon Advertiser's delivery of Advertiser Software that has been quality assurance tested in accordance with Section 5 hereof.

8.   Installation and Support.  Advertiser shall be solely responsible for
     ------------------------
     providing Customers with installation, maintenance and technical integration support with respect to the Advertiser Software. AOL shall notify Advertiser as soon as possible of AOL's receipt of any customer requests for support or assistance with respect to the Advertiser Software.

9.   Payments.  In connection with AOL's obligations hereunder, Advertiser shall
     --------
     pay to AOL the following:

     (i)  [***]
           ---

     (ii) [***]
           ---



[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

10. Auditing Rights. Advertiser will maintain complete, clear and accurate records of all expenses, revenues and fees in connection with the performance of this Insertion Order Agreement, including reports which indicate the number of customers acquired as a result of the distribution of the Advertiser Software by AOL, and the number of such customers which become Commerce Customers. For the sole purpose of ensuring compliance with Section 9(ii) of this Insertion Order Agreement, AOL (or its representative) will have the right to conduct a reasonable and necessary inspection of portions of the books and records of Advertiser which are relevant to Advertiser's performance pursuant to this Insertion Order Agreement. Any such audit may be conducted after twenty (20) business days prior written notice to Advertiser. AOL shall bear the expense of any audit conducted pursuant to this Section 9 unless such audit shows an error in AOL's favor amounting to a deficiency to AOL in excess of five percent (5%) of the actual amounts paid and/or payable to AOL hereunder, in which event Advertiser shall bear the reasonable expenses of the audit. Advertiser shall pay AOL the amount of any deficiency discovered by AOL within thirty
     (30) days after receipt of notice thereof from AOL. This provision shall survive the termination or expiration of this Insertion Order Agreement for an additional three year period.

                                   EXHIBIT F
                                   ---------


[***]




[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.